                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               --------------

                                  FORM 8-K

                               CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  March 1, 1999

                         EXODUS COMMUNICATIONS, INC.
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           (Exact name of Registrant as specified in its charter)

                                  DELAWARE
                ---------------------------------------------
               (State or other jurisdiction of incorporation)


      000-23795                                        77-0403076
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


2650 San Tomas Expressway, Santa Clara, California              95051
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(Address of principal executive offices)                      (Zip code)


                                (408) 346-2200
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

        On March 1, 1999, the Company issued a press release announcing that it entered into an agreement to sell $200 million of its 5% Convertible Subordinated Notes due March 15, 2006 in an offering within the United States to qualified institutional buyers. A copy of the press release is filed as Exhibit
99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c)  Exhibits

        Exhibit Number          Exhibit
        --------------          -------

        99.1                    Press Release, dated March 1, 1999,
                                of Exodus Communications, Inc.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Exodus Communications, Inc.

Date:  March 2, 1999                 By:      /s/ Richard S. Stoltz
                                        ------------------------------------
                                                  Richard S. Stoltz
                                          Executive Vice President, Finance,
                                            Chief Operating Officer and
                                              Chief Financial Officer

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                               INDEX TO EXHIBITS


Exhibit
Number                          Description of Exhibit
-------                         ----------------------

99.1                    Press Release, dated March 1, 1999, of Exodus
                        Communications, Inc.